PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1993-1
                           1996 ANNUAL TAX STATEMENT

Total Distributions For The Year Ended 12/31/96:            $205,200,000.00
Total Distributions Per $1,000 of Original Investment:            $1,026.00

Distributions Allocated To Certificate Principal:           $200,000,000.00
Distributions of Principal Per $1,000 of Original Investment:     $1,000.00

Distributions Allocated to Certificate Interest:              $5,200,000.00
Distributions of Interest Per $1,000 of Original Investment:         $26.00

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                           1996 ANNUAL TAX STATEMENT

Total Distributions For The Year Ended 12/31/96:             $76,441,666.66
Total Distributions Per $1,000 of Original Investment:              $382.21

Distributions Allocated To Certificate Principal:            $66,666,666.66
Distributions of Principal Per $1,000 of Original Investment:       $333.33

Distributions Allocated to Certificate Interest:              $9,775,000.00
Distributions of Interest Per $1,000 of Original Investment:         $48.88

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            1996 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/96:       $21,846,447.53
Total Class A Distributions Per $1,000 of Original Investment:         $57.49

Total Class B Distributions For The Year Ended 12/31/96:        $1,220,785.25
Total Class B Distributions Per $1,000 of Original Investment:         $60.04

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $21,846,447.53
Class A Distributions of Interest Per $1,000 of Original Investment:   $57.49

Class B Distributions Allocated to Certificate Interest         $1,200,785.25
Class B Distributions of Interest Per $1,000 of Original Investment:   $60.04

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            1996 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/96:       $22,040,141.96
Total Class A Distributions Per $1,000 of Original Investment:         $58.00

Total Class B Distributions For The Year Ended 12/31/96:        $1,190,590.80
Total Class B Distributions Per $1,000 of Original Investment:         $59.53

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:       $22,040,141.96
Class A Distributions of Interest Per $1,000 of Original Investment:   $58.00

Class B Distributions Allocated to Certificate Interest         $1,190,590.80
Class B Distributions of Interest Per $1,000 of Original Investment:   $59.53

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            1996 ANNUAL TAX STATEMENT

Total Class A Distributions For The Year Ended 12/31/96:        $9,826,646.41
Total Class A Distributions Per $1,000 of Original Investment:         $25.93

Total Class B Distributions For The Year Ended 12/31/96:          $559,096.87
Total Class B Distributions Per $1,000 of Original Investment:         $26.62

Class A Distributions Allocated To Certificate Principal:               $0.00
Class A Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class B Distributions Allocated to Certificate Principal                $0.00
Class B Distributions of Principal Per $1,000 of Original Investment:   $0.00

Class A Distributions Allocated To Certificate Interest:        $9,826.646.41
Class A Distributions of Interest Per $1,000 of Original Investment:   $25.93

Class B Distributions Allocated to Certificate Interest           $559,096.87
Class B Distributions of Interest Per $1,000 of Original Investment:   $26.62